EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2021
EARNINGS PER SHARE
EARNINGS PER SHARE

NOTE 14 - EARNINGS PER SHARE

Basic net income (loss) per share is computed by dividing net income (loss) attributable to the Company, decreased with respect to net income or increased with respect to net loss by dividends declared on preferred stock by using the weighted-average number of common shares outstanding. The dilutive effect of incremental common shares potentially issuable under outstanding options, warrants and restricted shares is included in diluted earnings per share in 2021 and 2020 utilizing the treasury stock method. The computations of basic and diluted per share data were as follows:

	2021	2020
Numerator for Basic and Diluted Earnings Per Share:
Net income (loss)	$(15,594,682)	$820,786
Denominator for Basic Earnings Per Share:
Weighted Average Shares	16,423,335	13,270,097
Potentially Dilutive Common Shares	-	37,698
Adjusted Weighted Average Shares	16,423,335	13,307,795
Basic and Diluted Net Income (Loss) per Share	(0.95)	0.06

The following table summarized the potential shares of common stock that were excluded from the computation of diluted net loss per share for the years ended December 31, 2021 and 2020 as such shares would have had an anti-dilutive effect:

	2021	2020
Common Stock Warrants	3,567,827	-
Common Stock Options	37,000	-
Convertible Debt	218,977	-
Total	3,823,804	-